UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2005

ASSET BACKED FUNDING CORPORATION

(as depositor under the Pooling and Servicing Agreement,

dated as of September 1, 2005, providing for the issuance of

ABFC Asset-Backed Certificates, Series 2005-WMC1)

Asset Backed Funding Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-127970	75-2533468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

214 North Tryon Street Charlotte, North Carolina		28255
(Address of Principal Executive Offices		(Zip Code)

Registrant's telephone number, including area code: (704) 386-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition or Disposition of Assets

Item 2.01	Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On September 30, 2005, a single series of certificates, entitled ABFC Asset-Backed Certificates, Series 2005-WMC1 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Asset Backed Funding Corporation as depositor (the “Depositor”), HomEq Servicing Corporation as servicer (the “Servicer”) and Wells Fargo Bank, N.A. as trustee (the “Trustee”). The Certificates consist of twenty-four classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates”, “Class A-2A Certificates”, “Class A-2B Certificates”, “Class A-2C Certificates”, “Class A-2D Certificates”, “Class A-2MZ Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class M-11 Certificates”, “Class M-12 Certificates”, “Class B-1 Certificates”, “Class B-2 Certificates”, “Class CE Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional, one- to four- family, adjustable rate and fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $988,336,000 as of September 1, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 1, 2005, among Banc of America, N.A. as seller, and Asset Backed Funding Corporation, as purchaser. The “Class A-1 Certificates”, “Class A-2A Certificates”, “Class A-2B Certificates”, “Class A-2C Certificates”, “Class A-2D Certificates”, “Class A-2MZ Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class M-11 Certificates”, and “Class M-12 Certificates” were sold by the Depositor to Banc of America Securities LLC (the “Underwriter”) pursuant to an Underwriting Agreement, dated September 28, 2005 (the “Underwriting Agreement”) among the Depositor and the Underwriter.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
A-1	$235,900,000.00	Variable
A-2A	$216,231,000.00	Variable
A-2B	$86,365,000.00	Variable
A-2C	$141,576,000.00	Variable
A-2D	$45,876,000.00	Variable
A-2MZ	$54,450,000.00	Variable
M-1	$37,257,000.00	Variable
M-2	$33,734,000.00	Variable
M-3	$23,160,000.00	Variable
M-4	$16,111,000.00	Variable
M-5	$16,615,000.00	Variable
M-6	$14,098,000.00	Variable
M-7	$15,104,000.00	Variable
M-8	$11,580,000.00	Variable
M-9	$10,070,000.00	Variable
M-10	$15,104,000.00	Variable
M-11	$6,042,000.00	Variable
M-12	$9,063,000.00	Variable
B-1	$10,573,000.00	Variable
B-2	$3,021,000.00	Variable
CE	$5,035,323.40	N/A
P	$100.00	N/A
R	100.00%	N/A
R-X	100.00%	N/A

The Certificates, other than the Class B-1 Certificates, the Class B-2 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 28, 2005 and the Prospectus Supplement, dated September 28, 2005 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-1 Certificates, the Class B-2 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
	(a)	Not applicable
	(b)	Not applicable
	(c)	Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of September 1, 2005, by and among Asset Backed Funding Corporation as Depositor, HomEq Servicing Corporation as Servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2005-WMC1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	October 17, 2005
ASSET BACKED FUNDING CORPORATION

		By:	/s/ Dan Goodwin
Name: Dan Goodwin
Title: Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of September 1, 2005, by and among Asset Backed Funding Corporation as Depositor, HomEq Servicing Corporation as Servicer and Wells Fargo Bank, N.A. as Trustee relating to the Series 2005-WMC1 Certificates.	7